EXHIBIT 10.45

                              AMENDED AND RESTATED

                            SHARE TRANSFER AGREEMENT

                                December 20, 2005

                  This Amended and Restated Share Transfer Agreement is among TrueYou.com Inc., a Delaware corporation (the "Company"), FCPR L Capital, a fonds commun de placements a risque, represented by L Capital Management SAS, a societe par actions simplifiee ("L Capital"), and each of the persons (other than L Capital) who own securities of the Company, executing a signature page to this agreement (the "Existing Stockholders").

                  On November 25, 2003, L Capital purchased a Convertible Note (as defined below) from Advanced Aesthetics, Inc. ("AAI") and on June 2, 2004, L Capital purchased from AAI the Series D Shares (as defined below). Concurrently therewith, AAI, L Capital and the Existing Stockholders entered into a Share Transfer Agreement (the "Original Agreement") pursuant to which the Existing Stockholders and L Capital agreed on certain contingent rights to the shares of common stock of AAI owned by the Existing Stockholders if L Capital achieves an IRR of less than 25% with respect to its investment in the Convertible Note or the Series D Shares. In connection therewith, the Existing Stockholders delivered to the former Escrow Agent a number of shares of common stock of AAI pursuant to an Escrow Agreement among the parties hereto and an escrow agent.

                  The parties hereto have entered or are entering into a Share Exchange Agreement, pursuant to which all security holders of AAI have agreed to exchange their AAI securities for newly issued securities of the Company.

                  In connection with the consummation of the Share Exchange Agreement L Capital and the Existing Stockholders wish to amend and restate the Original Agreement so that it is applicable to the new shares of Common Stock of the Company that are being issued to the Existing Stockholders in exchange for their AAI securities.

                  The parties agree as follows:

1. Definitions.

         The following terms have the meanings indicated:

1.1 "AFFILIATE" has the meaning assigned to such term in Rule 12b-2 under the Exchange Act; provided, however, that, in the case of L Capital, any investment fund managed by an Affiliate of L Capital shall be deemed to be an Affiliate of L Capital.

1.2 "ATTRIBUTABLE VALUE" means, as of a given date:

         (a) with respect to any cash, the amount of such cash;

         (b) with respect to any Marketable Securities as of any date, the last reported or quoted sales price of such Marketable Securities, or if no such sale takes place on such day,

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the average of the closing bid and asked  prices,  as reported by the  principal exchange or system with respect to which such Marketable Securities are listed or admitted to trading; and

         (c) with respect to the Common Stock in a Public Offering, the price per share at which the Common Stock is sold to the public in such a Public Offering.

1.3 "COMMON EQUIVALENT SECURITIES" means Common Stock, warrants and all other securities of the Company that may now or at any time in the future be authorized, issued and outstanding and that represent any other direct or indirect rights to acquire, or constitute interests or participations in, Common Stock or rights to acquire securities that are directly or indirectly exercisable for, convertible into or exchangeable for Common Stock.

1.4 "COMMON SHARE EQUIVALENTS" means all shares of Common Stock and all shares of Common Stock that are issuable upon exercise, exchange or conversion of all Common Equivalent Securities.

1.5 "COMMON STOCK" means the Company's common stock, par value $.01 per share.

1.6      "COMPANY" means TrueYou.com Inc., a Delaware corporation.

1.7 "CONVERTIBLE NOTE" means the Subordinated Convertible Promissory Note, dated November 25, 2003, issued by AAI in the principal amount of $13,300,000 payable to the order of L Capital.

1.8 "DAILY TRADING PRICE" means the average of the high and low trading price of the stock for such day, in each case as reported by Bloomberg Financial, L.P. or other reputable source.

1.9 "DAILY TRADING VOLUME" means the trading volume of the stock for such day, as reported by Bloomberg Financial, L.P. or other reputable source.

1.10 "DAILY TRADING VALUE" means the Daily Trading Price multiplied by the Daily Trading Volume.

1.11 "ESCROW AGENT" is defined in the first sentence of the Escrow Agreement.

1.12 "ESCROW AGREEMENT" means the Amended and Restated Escrow Agreement, dated as of the date hereof, among the parties hereto and Troutman Sanders LLP as escrow agent, as the same may be amended, modified or supplemented.

1.13 "ESCROW SHARES" means the Tranche I Escrow Shares and the Tranche II Escrow Shares.

1.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

1.15 "EXISTING STOCKHOLDER" means each Person, other than L Capital, who executes a signature page to this Agreement.

1.16  "EXISTING   STOCKHOLDER  COMMON  SHARES"  means  the  Tranche  I  Existing
Stockholder Common Shares and the Tranche II Existing Stockholder Common Shares.

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1.17  "EXISTING  STOCKHOLDER  DEMAND" is defined in Section 4.1(b) of the Escrow
Agreement.

1.18 "EXISTING STOCKHOLDER GROUP" means the Existing Stockholders and their transferees.

1.19 "EXIT EVENT" means:

         (a) the liquidation or dissolution of the Company;

         (b) a Public Offering; or

         (c) any of the following: (i) the sale, lease, exchange, transfer or other disposition, either directly or indirectly, of assets constituting all or substantially all of the assets of the Company and its subsidiaries taken as a whole, to a Person or group of Persons not controlled by the Company; (ii) any merger, consolidation or other business combination, or refinancing or recapitalization of the Company that results in the holders of the issued and outstanding voting securities of the Company immediately prior to such transaction beneficially owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction; or (iii) any Person or Persons acting together or which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act, together or with any Affiliates thereof, other than the beneficial owners of Common Stock as of November 25, 2003, and their respective Affiliates, beneficially owning (as defined in Rule 13d-3 of the Exchange Act) or controlling, directly or indirectly, at least 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the Company.

1.20 "L CAPITAL" means L Capital Management SAS, a societe par actions simplifiee.

1.21 "LVMH" means Moet Hennessy Louis Vuitton S.A., a societe anonyme organized under the laws of the Republic of France.

1.22 "MARKETABLE SECURITIES" means securities of a Person that are: (a) subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and listed on a national securities exchange or quoted on the Nasdaq National Market System or the OTC Bulletin Board; or (b) quoted on the London Stock Exchange, the Tokyo Stock Exchange or Euronext.

1.23 "PERSON" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.24 "PROCEEDS" means, with respect to any property, all dividends, earnings, interest, payments, proceeds and other distributions made with respect to such property. The Value of any Proceeds that are neither cash nor Marketable Securities shall be determined in good faith by the Company's Board of Directors.

1.25 "PUBLIC OFFERING" means an underwritten public offering of Common Stock pursuant to a registration statement on Form S-1, S-2 or S-3 (or a similar form of general application prescribed by the SEC) filed under the Securities Act for gross proceeds of not less than $25,000,000.

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1.26 "PUBLIC TRANSACTION" means the closing of the transactions  contemplated by the Share Exchange Agreement.

1.27 "SEC" means the United States Securities and Exchange Commission.

1.28 "SERIES D SHARES" means the 8,200 shares of Series D Preferred Stock of AAI that L Capital purchased from AAI.

1.29 "SECURITIES ACT" means the Securities Act of 1933, as amended.

1.30 "SECURITYHOLDERS AGREEMENT" means the Amended and Restated Securityholders Agreement, dated as of the date hereof, among L Capital and the stockholders signatory thereto, as the same may be amended, modified or supplemented.

1.31 "SHARE EXCHANGE AGREEMENT" means the Share Exchange Agreement, dated as of the date hereof, among AAI, the Company and the securityholders of AAI signatory thereto.

1.32 "TRANCHE I ESCROW SHARES" means the Tranche I Existing Stockholder Common Shares, as adjusted pursuant to Section 6(a) hereof, and all Proceeds with respect to such Tranche I Existing Stockholder Common Shares.

1.33 "TRANCHE I EXISTING STOCKHOLDER COMMON SHARES" is defined in Section 2 hereof.

1.34 "TRANCHE II ESCROW SHARES" means the Tranche II Existing Stockholder Common Shares, as adjusted pursuant to Section 6(a) hereof, and all Proceeds with respect to such Tranche II Existing Stockholder Common Shares.

1.35 "TRANCHE II EXISTING STOCKHOLDER COMMON SHARES" is defined in Section 2 hereof.

1.36 "TRANSFER" means any sale, assignment, gift, transfer, conveyance or other disposition, and any pledge or other encumbrance.

1.37 "VALUE" means, with respect to the occurrence of an Exit Event or, if applicable, as of any other date:

         (a) with respect to the Convertible Note, the sum of:

                  (i) the Attributable Value, as of the date of such Exit Event, of the consideration received or to be received by L Capital for the Common Stock issued upon conversion of the Convertible Note (including, without limitation, all dividends on such Common Stock); and

                  (ii) all interest received or to be received in respect of the Convertible Note on or prior to (or in connection with) such Exit Event or such other date, as the case may be; and

         (b) with respect to the Series D Shares, the sum of:

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                  (i) the Attributable Value, as of the date of such Exit Event, of the consideration received or to be received by L Capital for the Common Stock issued upon the conversion of the Series D Shares (including, without limitation, all dividends on such Common Stock); and

                  (ii) all dividends received or to be received in respect of the Series D Shares on or prior to (or in connection with) such Exit Event or such other date, as the case may be; and

         (c) with respect to any Escrow Shares, the Attributable Value, as the date of such Exit Event, of the consideration received or to be received L Capital for such Escrow Shares.

         2. Deposit of Existing Stockholder Common Shares. Simultaneously with the execution of this agreement and the Share Exchange Agreement: (a) in connection with L Capital's purchase of the Convertible Note on November 25, 2003, each Existing Stockholder is delivering to the Escrow Agent one or more certificates representing the number of shares of Common Stock set forth opposite that Existing Stockholder's name in column (a) on Schedule A (the "Tranche I Existing Stockholder Common Shares"), together with duly executed, undated, blank stock transfer powers with respect thereto; and (b) in connection with the purchase by L Capital of the Series D Shares on June 2, 2004, each Existing Stockholder is delivering to the Escrow Agent one or more certificates representing the number of shares of Common Stock set forth opposite such Existing Stockholder's name in column (b) on Schedule A (the "Tranche II Existing Stockholder Escrow Shares"). From and after the date hereof and until the expiration or termination of the obligations of the Existing Stockholders to transfer Existing Stockholder Common Shares hereunder, no Existing Stockholder shall sell, transfer, assign or otherwise dispose of any of the Existing Stockholder Common Shares or Proceeds constituting the Escrow Shares in a manner that would interfere with the rights of L Capital hereunder.

                  3. Right of L Capital to Receive Accrued and Unpaid Interest and Dividends.

         (a) If an Exit Event results (prior to taking into consideration any Tranche I Escrow Shares transferred pursuant to Section 4.1(a)) in L Capital achieving an IRR of less than 25% with respect to its investment in the Convertible Note, then any accrued and unpaid interest on the Convertible Note ("L Capital Note Debt") will be paid by the Company to L Capital up to an amount allowing L Capital to achieve such 25% IRR. Any L Capital Note Debt less such amount as may be necessary to allow L Capital to achieve a 25% IRR with respect to its investment in the L Capital Note will then be extinguished.

         (b) If an Exit Event results (prior to taking into consideration any Tranche II Escrow Shares transferred pursuant to Section 4.1(b)) in L Capital achieving an IRR of less than 25% with respect to its investment in the Series D Shares, then any accrued and unpaid dividends on the Series D Shares (the "L Capital Accrued Dividends") will be paid by the Company to L Capital up to an amount allowing L Capital to achieve such 25% IRR. Any L Capital Accrued Dividends less such amount as may be necessary to allow L Capital to achieve a 25% IRR with respect to its investment in the Series D Shares will then be extinguished.

         4. Contingent Transfer of Escrow Shares.

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         4.1      Right of L Capital to Receive Escrow Shares.

         (a) If an Exit Event results (prior to taking into consideration any Tranche I Escrow Shares transferred pursuant to the terms of this agreement, but after taking into account any payment of L Capital Note Debt pursuant to Section 3(a)) in L Capital achieving an IRR of less than 25% with respect to its investment in the Convertible Note, then L Capital shall be entitled to direct the Escrow Agent within 10 Business Days after the consummation of such Exit Event to transfer and deliver to: (i) L Capital a number of Tranche I Escrow Shares having an aggregate Value as of the date of such Exit Event that, when combined with the Value of the Convertible Note as of the date of such Exit Event, would provide L Capital with an IRR of 25%; and (ii) the Existing Stockholders the remaining Tranche I Escrow Shares, if any. In no event shall L Capital be entitled to receive any Tranche II Escrow Shares in respect of L Capital's investment in the Convertible Note.

         (b) If an Exit Event results (prior to taking into consideration any Tranche II Escrow Shares transferred pursuant to the terms of this agreement, but after taking into account any payment of L Capital Accrued Dividends pursuant to Section 3(b)) in L Capital achieving an IRR of less than 25% with respect to its investment in the Series D Shares, then L Capital shall be entitled to direct the Escrow Agent within 10 Business Days after the consummation of such Exit Event to transfer and deliver to: (i) L Capital a number of Tranche II Escrow Shares having an aggregate Value as of the date of such Exit Event that, when combined with the Value of the Series D Shares as of the date of such Exit Event, would provide L Capital with an IRR of 25%; and
(ii) the Existing Stockholders the remaining Tranche II Escrow Shares, if any. In no event shall L Capital be entitled to receive any Tranche I Escrow Shares in respect of L Capital's investment in the Series D Shares.

         (c) In no event shall L Capital be entitled to receive, or share in any distributions in respect of, or Proceeds from, any shares owned by the Existing Stockholders other than the Escrow Shares.

         (d) At any time after the date that is the 11th Business Day following the consummation of an Exit Event, the Existing Stockholders shall be entitled to direct the Escrow Agent, by delivering to the Escrow Agent a written statement, to transfer and deliver the remaining Escrow Shares to the Existing Stockholders.

         4.2 Expiration of Rights Under Section 4.1. Notwithstanding anything to the contrary in Section 4.1, L Capital shall not be entitled to receive (i) any Escrow Shares, (ii) any of the L Capital Note Debt and (iii) any of the L Capital Accrued Dividends, upon the occurrence of an Exit Event if at any time prior to the occurrence of such Exit Event:

         (a) the average Daily Trading Price of the Common Stock during 40 trading days in any 60-day period (the "Measuring Period") is such that if an Exit Event would have occurred on the last day of such Measuring Period at a price per share of Common Stock equal to such average Daily Trading Price, without taking into account any Escrow Shares: (i) L Capital would have achieved an IRR of not less than 25% with respect to its investment in the Convertible Note and (ii) L Capital would have achieved an IRR of not less than 25% with respect to its investment in the Series D Shares;

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         (b) the shares of Common Stock trade on a market or exchange during the
Measuring Period (i) at an average Daily Trading Volume of [200,000] (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock) shares or more and (ii) at an average Daily Trading Value of $500,000 or more; and

         (c) during the Measuring Period, L Capital's ability to sell the Common Stock it owns is not prohibited by law for a period of more than 20 days in the aggregate.

         4.3      Determination of IRR Upon the Occurrence of an Exit Event.

         (a) Upon the occurrence of an Exit Event, L Capital shall have an internal rate of return, or "IRR," of at least 25% if, at an annual rate of interest of 25%:

                  (i) with respect to the Convertible Note the sum of: (A) the discounted Value of the Convertible Note (the Value of consideration received or to be received in connection with such Exit Event shall be discounted at an annual rate of interest of 25% from the date of such Exit Event to November 25, 2003, and the Value of any other Proceeds in respect of the Convertible Note shall be discounted from the date of , L Capital's receipt of such Proceeds to November 25, 2003); and (B) the Value of the Tranche I Escrow Shares discounted at an annual rate of interest of 25% from the date of such Exit Event to November 25, 2003, is at least equal to $13,300,000; and

                  (ii) with respect to the Series D Shares the sum of: (A) the discounted sum of the Value of the Series D Shares (the Value of consideration received or to be received in connection with such Exit Event shall be discounted at an annual rate of interest of 25% from the date of such Exit Event to June 2, 2004, and the Value of any other Proceeds in respect of the Series of Shares shall be discounted from the date of L Capital's receipt of such Proceeds to June 2, 2004); and
         (B) the Attributable Value of the Tranche II Escrow Shares discounted at an annual rate of interest of 25% from the date of such Exit Event to June 2, 2004, is at least equal to $8,200,000.

         (b) In the event of an assignment by L Capital of its rights under this agreement to LVMH or any of its subsidiaries or Affiliates, all determinations of the transferee's IRR shall be made as if such transferee had been the original investor and all consideration received by L Capital had been received by the transferee.

         5. Proportional Delivery of Escrow Shares. In each case where Escrow Shares are required to be delivered to the Existing Stockholders pursuant to this agreement, such Escrow Shares shall be delivered in the percentages set forth opposite each Existing Stockholder's name on Schedule A or as they may otherwise agree.

         6. Certain Provisions Relating to the Escrow Shares.

         (a) The number of shares of capital stock included within the Escrow Shares subject to this agreement shall be adjusted proportionately in the event of any increase or decrease in the number of such shares of capital stock resulting from a stock split, stock combination or the payment of a stock dividend with respect to such shares or other similar

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event.  Any additional  shares issued as contemplated by this provision shall be delivered to the Escrow Agent to be held pursuant to the terms hereof and the Escrow Agreement as Escrow Shares.

         (b) All Proceeds, including without limitation any Proceeds resulting from any Exit Event or any Proceeds in respect of any other Proceeds, in respect of the Existing Stockholder Common Shares shall be assigned and paid to the Escrow Agent to be held pursuant to terms hereof and the Escrow Agreement.

         (c) The parties hereto shall cause all of the shares held by the Escrow Agent to bear, upon the back thereof, the following legend (or a legend of similar effect):

                  "THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO POSSIBLE REQUIRED TRANSFER PURSUANT TO THE
                  PROVISIONS OF A SHARE TRANSFER AGREEMENT. A COPY OF THAT AGREEMENT, AS IT MAY BE AMENDED FROM TIME TO TIME, IS MAINTAINED WITH THE CORPORATE RECORDS OF THE COMPANY AND IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

         7. Representations

         7.1  Representations  of  the  Existing  Stockholders.   Each  Existing
Stockholder represents and warrants that:


         (a) If such Existing Stockholder is not an individual, such Existing Stockholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

         (b) If such Existing Stockholder is an individual, such Existing Stockholder has full legal capacity to execute and deliver this agreement and to perform his obligations hereunder. If such Existing Stockholder is not an individual, such Existing Stockholder has full power and authority to execute and deliver this agreement and to perform its obligations hereunder.

         (c) If such Existing Stockholder is not an individual, this agreement has been duly authorized by all requisite action on the part of such Existing Stockholder.

         (d) This agreement has been duly and validly executed and delivered by such Existing Stockholder and constitutes the legal, valid and binding obligations of such Existing Stockholder, enforceable against such Existing Stockholder in accordance with its terms.

         (e) Such Existing Stockholder owns all right, title and interest in and to the Escrow Shares set forth opposite such Existing Stockholder's name on Schedule A free and clear of all liens, claims and other encumbrances, other than those that may exist under the terms of this agreement or the Securityholders Agreement.

         7.2 Survival.  The  representations and warranties set forth in Section
7.1 shall survive the execution and delivery of this agreement.

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         8. Specific Performance. The parties agree that irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.

         9. Termination. This agreement shall terminate upon the distribution of all of the Escrow Shares in accordance with the terms hereof and the Escrow Agreement.

         10. Miscellaneous.

Notices, Etc. All notices, consents, demands, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first-class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the parties at the address of L Capital, the Company or such Existing Stockholder specified under their respective signatures at the end of this agreement. All such notices, requests and other communications will be deemed given upon receipt thereof. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving like notice specifying such change to the other party hereto.

         10.1 Further Assurances. The parties hereto will, without further consideration, execute and deliver such further documents and instruments and take such other actions as may be necessary or desirable to perfect the transactions contemplated hereby.

         10.2 Existing Stockholders' Representative.

         (a) By its execution and delivery of this agreement, each Existing Stockholder hereby appoints and re-confirms Andrew D. Lipman as such Existing Stockholder's representative (the "Existing Stockholders' Representative") with full power and authority to represent each Existing Stockholder and such Existing Stockholder's successors and assigns with respect to all matters arising under this agreement, and all actions taken by the Existing Stockholders' Representative hereunder shall be binding upon each such Existing Stockholder and such Existing Stockholder's successors and assigns as if expressly ratified and confirmed in writing by each of them. Without limiting the generality of the foregoing, the Existing Stockholders' Representative shall have full power and authority, on behalf of each Stockholder and such Existing Stockholder's successors and assigns, to interpret the terms and provisions of this agreement, to dispute or fail to dispute any liability claim hereunder, to negotiate and compromise any dispute which may arise under this agreement, and to sign any releases or other documents with respect to any such dispute.

         (b) The Existing Stockholders' Representative, or any successor hereafter appointed, may resign and shall be discharged of his duties hereunder upon the appointment of a successor Existing Stockholders' Representative as hereinafter provided. In case of such resignation, or in the event of the death or inability to act of the Existing Stockholders' Representative, a successor shall be named from among the Existing Stockholders by the record

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holders of a majority  of the  Existing  Stockholder  Common  Shares.  Each such successor Existing Stockholders' Representative shall have all the power, authority, rights and privileges hereby conferred upon the original Existing
Stockholders'    Representative,    and   the   term   "Existing   Stockholders'
Representative" as used herein shall be deemed to include such successor Existing Stockholders' Representative. Additionally, the Existing Stockholders' Representative may be replaced at any time and for any reason (or for no reason) by the record holders of a majority of the Existing Stockholder Common Shares.

         (c) In performing any of his duties under this agreement, or upon the claimed failure to perform his duties hereunder, the Existing Stockholders' Representative shall not be liable to the Existing Stockholders' for any damages or expenses that the Existing Stockholders may incur as a result of any act, or failure to act by the Existing Stockholders' Representative under this agreement and the Existing Stockholders' Representative shall be indemnified and held harmless by the Existing Stockholders for all such damages or expenses; provided, however, that the Existing Stockholders' Representative shall not be entitled to indemnification for such damages or expenses to the extent that a court of competent jurisdiction has finally determined that the actions or omissions of the Existing Stockholders' Representative both: (i) were taken or omitted not in good faith; and (ii) constituted willful default under this agreement. Accordingly, the Existing Stockholders' Representative shall not incur any such liability with respect to: (x) any action taken or omitted to be taken in good faith upon advice of his counsel given with respect to any questions relating to the duties and responsibilities of the Existing Stockholders' Representative hereunder; or (x) any action taken or omitted to be taken in reliance upon any document, including any written notice or instructions provided for in this agreement, not only as to its due execution and to the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Existing Stockholders' Representative shall in good faith believe to be genuine, to have been signed or presented by the purported proper Person or Persons and to conform with the provisions of this agreement. The limitation of liability provisions of this Section 10.2 shall survive the termination of this agreement and the resignation of the Existing Stockholders' Representative. It is understood nothing in this paragraph shall in any way limit the rights of L Capital as against the Existing Stockholders in their capacity as such.

         10.3 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         10.4 Entire Agreement. This agreement supersedes all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein and therein), including, but not limited to, the Original Agreement, and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

         10.5 Governing Law. This agreement shall be construed, interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws..

         10.6 Jurisdiction; Venue. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 10.1.

         10.7 No Assignment. No party may assign its rights or delegate its obligations hereunder without the prior written consent of the other parties hereto; provided, however; that L Capital may assign its rights in whole to LVMH or any of its subsidiaries or Affiliates.

         10.8 Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         10.9 Amendment and Waiver. No term or provision of this agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by L Capital and the members of the Existing Stockholder Group who own at least a majority of the Common Share Equivalents owned by all of the Existing Stockholder Group, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the parties; provided, that no amendment, waiver, alteration, modification, rescission or termination that adversely affects the Company shall bind the Company without its written consent.

         10.10 Severability. If any provision of this agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this agreement shall nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

         10.11 Counterparts; Effectiveness. This agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original but all of which together will constitute one and the same agreement. This agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         The parties have executed and delivered this Amended and Restated Share Transfer Agreement as of the date first written above.

                      [The next page is the signature page]

                                    TrueYou.com Inc.

                                    By:   /s/ John Higgins

                                       -----------------------------------------
                                             Name: John Higgins
                                             Title: President

                                    Address:

                                    TrueYou.com Inc.

                                    750 Third Avenue

                                   16th Floor

                                    New York, New York  10017
                                    Facsimile: 212-370-1692

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                    FCPR L Capital

                                    Represented by: L Capital Management SAS


                                    By:   /s/ Philippe Franchet

                                        ---------------------------------------
                                           Philippe Franchet
                                           Attorney-in-fact

                                    Address:

                                    L Capital Management
                                    22, avenue Montaigne
                                    75008 Paris
                                    France
                                    Attention: Philippe Franchet

                                    Telecopier No.: +33-1 44-13-24-85

                                    with a copy to:

                                    Davis Polk & Wardwell
                                    15, avenue Matignon
                                    75008 Paris
                                    France
                                    Attention: Margaret E. Tahyar

                                    Telecopier No.: +44-20-7710-4894


       (Signature Page to Amended and Restated Share Transfer Agreement)

                                    SEAPINE INVESTMENTS, LLC

                                    By:   /s/ Carla G. Kidd

                                        ----------------------------------------
                                        Carla G. Kidd

                                        Member

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Attn:  Carla G. Kidd
                                    Telecopier No.:  (203) 661-1839

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Andrew D. Lipman
                                    --------------------------------------------
                                    Andrew D. Lipman

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                    DEBIASI FAMILY LIMITED PARTNERSHIP

                                    By:   /s/ Gerard DeBiasi

                                       -----------------------------------------
                                    Name: Gerard DeBiasi

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                          /s/ Clarice Webb
                                    --------------------------------------------
                                  Clarice Webb

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                           /s/ Claudine Singer
                                    --------------------------------------------
                                    Claudine Singer

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Michael Paley

                                    --------------------------------------------
                                    Michael Paley

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                          /s/ Patricia Mackey
                                    --------------------------------------------
                                    Patricia Mackey

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Richard Rakowski
                                    --------------------------------------------
                                    Richard Rakowski

                                    Address:

                                    c/o Advanced Aesthetics, Inc.
                                    501 Madison Avenue, Suite 407
                                    New York, NY  10022
                                    Telecopier No.:  (212)-754-2520



       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Catherine M. Kidd Grantor Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160

                                          /s/ Edward R. Mandell
                                    --------------------------------------------
                                     Edward R. Mandell, as trustee of the
                                       Cara E. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160

                                          /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Thomas C. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                    SAND DOLLAR PARTNERS, L.P.
                                    By:  Sand Dollar Partners, LLC, its general
                                           partner

                                    By:   /s/ Jessica Effress

                                       -----------------------------------------
                                             Jessica Effress
                                             Manager

                                    Address:

                                    8545 Avenida de las Ondas
                                    La Jolla, CA  92037
                                    Attn:  Jessica Effress
                                    Telecopier No.:

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                         /s/ Edward R. Mandell, Attorney-in-fact
                                    --------------------------------------------
                                    Darrin Prescott

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Daniel Witcher
                                    --------------------------------------------
                                    Daniel Witcher

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                          /s/ Joseph Crace
                                    --------------------------------------------
                                    Joseph Crace

                                    Address:

                                    3300 South Ocean Boulevard, 201S
                                    Palm Beach, FL  33480
                                    Telecopier No.:  (561) 533-6976


       (Signature Page to Amended and Restated Share Transfer Agreement)

                                    /s/ David Jordan

                                    --------------------------------------------
                                    David Jordan

                                    Address:

                                    6435 Marble Tree Lane
                                    Lake Worth, FL  33467
                                    Telecopier No.:

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                    --------------------------------------------
                                    Robyn Collins

                                    Address:

                                    3153 Charles MacDonald Drive
                                    Sarasota, FL  34240
                                    Telecopier No.:

       (Signature Page to Amended and Restated Share Transfer Agreement)

                                   SCHEDULE A

                           To Share Transfer Agreement

                     LIST OF STOCKHOLDERS AND ESCROW SHARES


                                                        (a) (b) Number of Number
                                                     of Tranche I Tranche II

Name                                                Escrow Shares         Escrow Shares           %
----                                                -------------         -------------           -
Seapine Investments, LLC........................
Andrew D. Lipman................................
Richard Rakowski................................
DeBiasi Family Limited Partnership..............
Clarice Webb....................................
Catherine M. Kidd Grantor Trust.................
Cara E. Kidd Trust..............................
Thomas C. Kidd Trust............................
Sand Dollar Partners, L.P.......................
Claudine Singer.................................
Darrin Prescott.................................
Michael Paley...................................
Daniel Witcher..................................
Patricia Mackey.................................
Joseph Crace....................................
David Jordan....................................
Robyn Collins...................................
                                                ----------------------------------------------------------
  Total.........................................
                                                ==========================================================